UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2005

                             Williams Scotsman, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

        Maryland              033-68444                    52-0665775
        --------              ---------                    ----------
    (State or other    (Commission File Number)   (IRS Employer Identification
    jurisdiction of
    incorporation) No.)

8211 Town Center Drive
Baltimore, Maryland                                           21236
---------------------------------------                       -----
(Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including
        area code:                                       (410) 931-6000
                                                         --------------

                                 Not applicable
         ------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Other Events:
---------
Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 11, 2005, Williams Scotsman, Inc. announced the appointment of Robert C. Singer, 49, as Executive Vice President and Chief Financial Officer. Mr. Singer has also been appointed as Senior Vice President and Chief Financial Officer of Scotsman Holdings, Inc., parent of Williams Scotsman, Inc. Prior to these appointments, Mr. Singer, since 1999, had been Senior Vice President and Chief Financial Officer of TESSCO Technologies Incorporated. In this capacity, Mr. Singer's responsibilities included planning and analysis, investor and banking relations, financial reporting, tax matters, and system implementation, evaluation and negotiation of acquisitions and alliances, and capital management for this provider of integrated products and services in the wireless communications industry.

     Mr. Singer will receive a base compensation of $300,000, incentive bonus targets of $125,000, a signing bonus of $100,000 to be paid in 2005, and grants of 30,000 stock options in 2005 at a grant price of $50.67. He is expected to enter into a written employment agreement that will provide him with twelve months base pay should his employment relationship end other than for death or for cause (as defined in the agreement). In addition, Mr. Singer will be subject to various confidentiality, non-interference and non-solicitation restrictions. Mr. Singer's employment with the Companies will commence on February 28, 2005.

     Gerard E. Holthaus, the President and Chief Executive Officer, has acted as Acting Chief Financial Officer. On February 28, 2005, he will cease to be Acting Chief Financial Officer, but will continue to serve the Company as President and Chief Executive Officer.




ITEM 9.01. Financial Statements & Exhibits

(c) EXHIBITS

         Exhibit                    Description
         -------                    -----------
         Exhibit 99.1               Press release of Williams Scotsman, Inc.,
                                    dated February 11, 2005.






                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WILLIAMS SCOTSMAN, INC.



                                          By: /s/: Gerard E. Holthaus
                                              -----------------------
                                              Gerard E. Holthaus
                                              Chief Executive Officer




Date:  February 11, 2005

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                                    EXHIBIT INDEX


         Exhibit                    Description
         -------                    -----------
         Exhibit 99.1               Press Release dated February 11, 2005





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